Exhibit 99.2

Supplemental Operating and Financial Data

For the Period Ended September 30, 2013

*Note: Financial and portfolio information reflects the consolidated operations of the company and excludes unconsolidated entities unless otherwise noted.

Company Overview

Excel Trust, Inc. (“Excel Trust”) is a retail focused REIT that primarily targets community and power centers, grocery anchored neighborhood centers and freestanding retail properties. Excel Trust has elected to be treated as a REIT, for U.S. federal income tax purposes. Excel Trust trades publicly on the NYSE under the symbol “EXL”.

Corporate Headquarters	Other Offices
Excel Trust, Inc.	Atlanta, GA	Salt Lake City, UT
17140 Bernardo Center Dr., Ste 300	Dallas, TX	Scottsdale, AZ
San Diego, CA 92128	Orlando, FL	Stockton, CA
Tel: 858-613-1800	Richmond, VA
Email: info@exceltrust.com
Website: www.exceltrust.com

Executives & Senior Management
Gary B. Sabin - Chairman & CEO	Spencer G. Plumb - President & COO
James Y. Nakagawa - CFO, Treasurer	Mark T. Burton - CIO & SVP, Acquisitions
S. Eric Ottesen - SVP, General Counsel	William J. Stone - SVP, Development
Matthew S. Romney - SVP, Capital Markets

Board of Directors
Gary B. Sabin (Chairman)	Spencer G. Plumb
Mark T. Burton	Bruce G. Blakley
Burland B. East III	Robert E. Parsons, Jr.
Warren R. Staley

Transfer Agent and Registrar	Corporate Counsel
Broadridge Corporate Issuer Solutions, Inc.	Latham & Watkins
PO Box 1342	12636 High Bluff Drive, Suite 400
Brentwood, NY 11717	San Diego, CA 92130
Tel: 877-830-4936	Tel: 858-523-5400
Email: shareholder@broadridge.com
Website: www.broadridge.com

Reported results and other information herein are preliminary and not final until the filing of Excel Trust’s report on Form 10-Q or Form 10-K with the Securities and Exchange Commission and, therefore, remain subject to adjustment.

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Excel Trust operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Excel Trust’s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Excel Trust’s inability to successfully complete real estate acquisitions or successfully operate acquired properties and Excel Trust’s failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Excel Trust’s future results, performance or transactions, see the reports filed by Excel Trust with the Securities and Exchange Commission, including its final prospectus relating to its initial public offering, quarterly reports on Form 10-Q and annual report on Form 10-K. Excel Trust disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Property Locations

Greater SF Bay Area
Stockton, CA
Manteca, CA
Tracy, CA
Gilroy, CA
Salt Lake City, UT
St. George, UT
Las Vegas, NV
San Diego, CA
Phoenix, AZ
Dallas/Ft. Worth, TX
Ft. Worth, TX
Rockwall, TX
Odessa, TX
Houston, TX
Shippensburg, PA
Washington D.C.
Newport, TN
Spring Hill, TN
Simpsonville, SC
Atlanta, GA
Birmingham, AL
Milledgeville, GA
Montgomery, AL
Dothan, AL
St. Marys, GA
Ocala, FL
Tampa, FL
Orlando, FL
Change in Total Population from 2010 to 2020
Greater Than 350,000
Between 100,000-350,000
Less Than 100,00
EXL Properties
Regional Offices

4

Analyst Coverage

Company	Analyst	Contact

Barclays Capital	Ross Smotrich	(212) 526-2306
	Linda Tsai	(212) 526-9937

Bank of America Merrill Lynch	Craig Schmidt	(646) 855-3640
	Katharine Hutchins	(646) 855-1681

Cantor Fitzgerald	David Toti	(212) 915-1219
	Evan Smith	(212) 915-1220

KeyBanc	Jordan Sadler	(917) 368-2280
	Todd Thomas	(917) 368-2286

Raymond James	Paul D. Puryear	(727) 567-2253
	R.J. Milligan	(727) 567-2660

Sandler O’Neill + Partners	Alexander Goldfarb	(212) 466-7937
	Andrew Schaffer	(212) 466-8062

Stifel, Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

Wells Fargo	Jeff Donnelly	(617) 603-4262
	Tamara Fique	(443) 263-6568

Summary Financial and Portfolio Data (Consolidated)

For the Period Ended September 30, 2013
(Dollars and share data in thousands, except per share data)

Portfolio Summary
Total Gross Leasable Square Feet (GLA)-Operating Portfolio (1)	5,956,824
Percent Leased-Operating Portfolio	93.2%
Percent Occupied-Operating Portfolio	92.2%
Annualized Base Rent (2)	$85,432
Total no. retail leases signed or renewed	44
Total sq. ft. retail leases signed or renewed	156,072

Financial Results
Net income attributable to the common stockholders	$10,739
Net income per diluted share	$0.22
Funds from operations (FFO)	$11,024
FFO per diluted share	$0.22
Adjusted funds from operations (AFFO)	$11,685
AFFO per diluted share	$0.24
EBITDA	$29,977

Assets
Gross undepreciated real estate	$1,092,359
Gross undepreciated assets	$1,256,531
Total liabilities to gross undepreciated assets	45.1%
Debt to gross undepreciated assets	39.8%

Capitalization
Common shares outstanding	48,173
OP units outstanding	1,225

Total common shares and OP units	49,398
Closing price at quarter end	$12.00
Equity capitalization	$592,776
Series A convertible preferred shares (at liquidation preference of $25.00 per share)	50,000
Series B preferred shares (at liquidation preference of $25.00 per share)	92,000
Total debt (3)	500,475

Total capitalization	$1,235,251

Debt/total capitalization	40.5%
Debt/EBITDA	4.2

Common Stock Data
Range of closing prices for the quarter	$11.51-13.92
Weighted average common shares outstanding - diluted (EPS)	47,497
Weighted average common shares outstanding - diluted (FFO and AFFO)	48,894
Shares of common stock outstanding	48,173

(1)	Includes retail and office gross leasable area, but excludes gross leasable area from developments under construction and any planned development.

(2)	Annualized Base Rent excludes rental revenue from non-stabilized development properties.

(3)	Excludes debt discount or premium.

Balance Sheets

EXCEL TRUST, INC.

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
ASSETS:

Property:
Land	$355,509	$326,633	$326,669	$320,289	$262,960
Buildings	620,840	585,396	585,304	564,352	395,338
Site improvements	60,459	54,165	53,503	51,875	43,283
Tenant improvements	52,254	47,080	45,537	42,903	35,003
Construction in progress	3,297	3,370	3,135	1,709	262
Less accumulated depreciation	(54,409)	(49,294)	(43,125)	(36,765)	(31,074)

Property, net	1,037,950	967,350	971,023	944,363	705,772
Cash and cash equivalents	3,483	7,199	6,658	5,596	16,037
Restricted cash	41,139	7,193	6,344	5,657	5,265
Tenant receivables, net	3,500	2,798	3,486	5,376	4,270
Lease intangibles, net	80,273	75,059	80,961	85,646	68,946
Mortgage loan receivable	-	-	-	-	-
Deferred rent receivable	8,462	7,911	6,851	5,983	4,920
Other assets (1)	18,944	18,616	18,497	17,618	20,676
Real estate held for sale, net of accumulated amortization	-	3,226	-	-	-
Investment in unconsolidated entities	8,371	8,654	9,021	9,015	1,348

Total assets	$1,202,122	$1,098,006	$1,102,841	$1,079,254	$827,234

LIABILITIES AND EQUITY:

Liabilities:
Mortgages payable, net	$308,365	$301,235	$332,732	$333,935	$285,069
Notes payable	193,500	109,000	88,000	75,000	-
Accounts payable and other liabilities	25,893	22,016	22,061	25,319	18,798
Lease intangibles, net	27,884	24,444	25,320	26,455	16,122
Dividends/distributions payable	10,684	10,659	10,491	9,773	8,125

Total liabilities	566,326	467,354	478,604	470,482	328,114

Equity:
Stockholders’ equity
Preferred stock	136,423	136,423	136,423	136,423	136,423
Common stock	480	479	468	448	348
Additional paid-in capital	469,034	477,369	474,321	459,151	352,282
Cumulative deficit	15,732	2,249	(1,118)	(1,414)	(1,970)

	621,669	616,520	610,094	594,608	487,083
Accumulated other comprehensive loss	(107)	(267)	(415)	(572)	(567)

Total stockholders’ equity	621,562	616,253	609,679	594,036	486,516
Non-controlling interests	14,234	14,399	14,558	14,736	12,604

Total equity	635,796	630,652	624,237	608,772	499,120

Total liabilities and equity	$1,202,122	$1,098,006	$1,102,841	$1,079,254	$827,234

The notes in the Form 10-Q or 10-K are an integral part of these condensed consolidated financial statements.

(1) Other assets is primarily comprised of deposits, notes receivable, prepaid expenses and furniture, fixtures, and equipment

Statements of Operations

EXCEL TRUST, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data and dividends per share)

	Three Months Ended September 30, 2013	Three Months Ended September 30, 2012	Nine Months Ended September 30, 2013	Nine Months Ended September 30, 2012

Revenues:
Rental revenue	$23,556	$16,800	$67,685	$48,800
Tenant recoveries	5,022	4,000	14,099	10,297
Other income	353	285	954	972

Total revenues	28,931	21,085	82,738	60,069

Expenses:
Maintenance and repairs	1,821	1,411	5,239	4,020
Real estate taxes	3,354	2,521	9,312	6,929
Management fees	698	181	1,331	539
Other operating expenses	1,845	977	4,707	2,735
Changes in fair value of contingent consideration	(10)	(121)	(1,568)	(121)
General and administrative	3,399	3,318	10,536	10,155
Depreciation and amortization	11,637	8,321	34,613	24,488

Total expenses	22,744	16,608	64,170	48,745

Net operating income	6,187	4,477	18,568	11,324

Interest expense	(4,728)	(3,939)	(13,751)	(11,149)
Interest income	49	19	146	125
Income (loss) from equity in unconsolidated entities	12	-	(13)	-
Changes in fair value of financial instruments and gain on OP unit redemption	-	61	230	1,112

Net income (loss) from continuing operations	1,520	618	5,180	1,412

Income from discontinued operations before gain on sale of real estate assets	345	43	481	39
Gain on sale of real estate assets	11,974	-	11,974	-

Income from discontinued operations	12,319	43	12,455	39

Net income (loss)	13,839	661	17,635	1,451
Net (income) loss attributable to non-controlling interests	(356)	(2)	(489)	14

Net income (loss) attributable to Excel Trust, Inc.	13,483	659	17,146	1,465
Preferred stock dividends	(2,744)	(2,744)	(8,232)	(7,609)

Net income (loss) attributable to the common stockholders	$10,739	$(2,085)	$8,914	$(6,144)

Basic and diluted net income (loss) per share	$0.22	$(0.07)	$0.18	$(0.21)

Weighted-average common shares outstanding - basic and diluted	47,497	33,294	46,674	32,616

Dividends declared per common share	$0.1700	$0.163	$0.510	$0.488

The notes in the Form 10-Q or 10-K are an integral part of these condensed consolidated financial statements.

Reconciliation of Net Income to EBITDA

(Earnings before Interest, Taxes, Depreciation & Amortization)

(Dollars in thousands)

Excel Trust, Inc.’s EBITDA and a reconciliation to net income (loss) for the periods presented is as follows:

	Three Months Ended September 30, 2013	Three Months Ended June 30, 2013	Three Months Ended March 31, 2013	Three Months Ended December 31, 2012	Three Months Ended September 30, 2012

Net income attributable to Excel Trust, Inc.	$13,483	$3,367	$296	$556	$501

Add:
Interest expense	4,728	4,517	4,798	4,727	4,169
Depreciation and amortization(1)	11,766	11,149	12,390	10,588	8,602

EBITDA	$29,977	$19,033	$17,484	$15,871	$13,272

(1) Total consolidated depreciation and amortization, a portion of which is included in discontinued operations on the statements of operations.

Reconciliation of Net Income to FFO and AFFO

For the Periods Ended June 30, 2013

(In thousands, except per share data)

Excel Trust, Inc.’s FFO and AFFO available to common stockholders and operating partnership unitholders and a reconciliation to net income(loss) for the six months ended June 30, 2013 and 2012 is as follows:

	Three Months Ended September 30, 2013	Three Months Ended September 30, 2012	Nine Months Ended September 30, 2013	Nine Months Ended September 30, 2012

Net income (loss) attributable to the common stockholders	$10,739	$(2,243)	$8,914	$(6,302)

Add:
Non-controlling interests in operating partnership	279	(73)	240	(230)
Preferred stock dividends	-	-
Depreciation and amortization(1)	11,766	8,602	35,306	25,432
Deduct:
Depreciation and amortization related to joint venture(2)	214	(41)	879	(165)
Gain on acquisition of real estate and sale of land parcel	-	-	-	-
Gain on sale of real estate assets	(11,974)	-	(11,974)	-

Funds from operations (3)	$11,024	$6,245	$33,365	$18,735

Adjustments:
Transaction costs	600	637	1,046	1,186
Deferred financing costs	387	451	1,300	1,410
Stock-based and other non-cash compensation expense	583	817	1,713	2,406
Changes in fair value of contingent consideration	(10)	(121)	(1,568)	(121)
Changes in fair value of financial instruments	-	(61)	(230)	(1,112)
Straight-line effects of lease revenue	(664)	(632)	(2,588)	(2,009)
Amortization of above- and below-market leases	(14)	158	204	(12)
Non-incremental capital expenditures	(227)	(233)	(577)	(372)
Non-cash expenses (income) related to joint venture	6	-	(275)	-

Adjusted funds from operations (3)	$11,685	$7,261	$32,390	$20,111

Weighted average common shares outstanding	47,497	33,294	46,674	32,616
Add (4):
OP units	1,225	1,057	1,230	1,218
Restricted stock	172	286	206	323
Contingent consideration related to business combinations	-	90		91
LTIP restricted stock	-	-	-	-
Common stock issuable upon conversion of preferred stock	-	-	-	-

Weighted average common shares outstanding - diluted (FFO and AFFO)	48,894	34,727	48,110	34,248

Funds from operations per share (diluted)(5)	$0.22	$0.18	$0.69	$0.54
Adjusted funds from operations per share (diluted)(5)	$0.24	$0.21	$0.67	$0.58

Other Information (6):
Leasing commissions paid	$396	$151	$1,366	$268
Tenant improvements paid	$3,391	$511	$6,483	$858

(1)	Total consolidated depreciation and amortization, a portion of which is included in discontinued operations on the statements of operations (for the three and nine months ended June 30, 2013 and 2012).

(2)	Includes a reduction for the portion of consolidated depreciation and amortization expense that would be allocable to non-controlling interests in the operating partnership and an increase for the the Company’s portion of depreciation and amortization expense related to its investment in the unconsolidated La Costa Town Center and The Fountains at Bay Hill properties.

(3)	FFO and AFFO are described on the Definitions page.

(4)	The three months ended September 30, 2013 and 2012 include 1,397,000 and 1,433,000 OP units, shares of restricted stock and additional common shares contingently issuable related to business combinations, which are considered antidilutive for purposes of calculating diluted earnings per share. The three months ended September 30, 2013 and 2012 also exclude 3,356,178 and 3,333,400 shares of common stock, respectively, potentially issuable pursuant to the conversion feature of the preferred stock based on the “if converted” method. The nine months ended September 30, 2013 and 2012 include 1,436,000 and 1,632,000 OP units, shares of restricted stock and additional common shares contingently issuable related to business combinations, which are considered antidilutive for purposes of calculating diluted earnings per share. The nine months ended September 30, 2013 and 2012 also exclude 3,341,076 and 3,333,400, respectively, shares of common stock potentially issuable pursuant to the conversion feature of the preferred stock based on the “if converted” method.

(5)	The calculation of funds from operations per share (diluted) and adjusted funds from operations per share (diluted) for the three months ended September 30, 2013 and 2012 includes a reduction of $109,000 and $144,000, respectively, for dividends paid to shares of restricted common stock in excess of earnings. The calculation of funds from operations per share (diluted) and adjusted funds from operations per share (diluted) for the nine months ended September 30, 2013 and 2012 includes a reduction of $326,000 and $432,000, respectively, for dividends paid to shares of restricted common stock in excess of earnings.

(6)	Excludes development properties.

Debt Summary (Consolidated)

For the Period Ended September 30, 2013

(Dollars in thousands)

		% Total Debt
Fixed Rate Debt(1)	$225,205	45%
Variable Rate Debt(2)	275,270	55%

Total Debt(1)	$500,475	100%
Debt(1)/Gross Undepreciated Assets	39.8%
		% Total Debt
Secured Debt(1)(2)	$306,975	61%
Unsecured Debt	193,500	39%

Total Debt	$500,475	100%
Secured Debt to Gross Undepreciated Assets		24.4%

Maturities by Year-Secured(3)	Amount	% Total Debt		Maturities by Year-Unsecured(3)	Amount	% Total Debt

2013(4)	$57,094	11.4%		2013	$-	0.0%
2014(5)	91,130	18.2%		2014	-	0.0%
2015	47,920	9.6%		2015	-	0.0%
2016	2,364	0.5%		2016(6)	193,500	38.7%
2017	41,415	8.3%		2017	-	0.0%
2018	2,196	0.4%		2018	-	0.0%
2019	5,615	1.1%		2019	-	0.0%
2020	37,419	7.5%		2020	-	0.0%
2021	628	0.1%		2021	-	0.0%
2022	675	0.1%		2022	-	0.0%
Beyond 2022	20,519	4.1%		Beyond 2022	-	0.0%

Total	$306,975	61.3%		Total	$193,500	38.7%

Mortgage Notes	Amount	Contractual Interest Rate	Maturity

Park West Place(4)	$55,800	3.7%	Dec-13
Edwards Theatres, San Marcos	11,605	6.7%	Feb-14
Red Rock Commons(5)	13,970	1.8%	Mar-14
Excel Centre	12,084	6.1%	May-14
Merchant Central	4,395	5.9%	Jul-14
Gilroy Crossing	46,037	5.0%	Oct-14
The Promenade	48,396	4.8%	Oct-15
5000 South Hulen	13,481	5.6%	Apr-17
Lake Pleasant Pavilion	27,933	6.1%	Oct-17
Rite Aid, Vestavia	1,058	7.3%	Oct-18
Sears-Promenade	7,268	7.9%	Nov-19
West Broad Village(7)	39,700	3.3%	May-20
Lowe’s, Shippensburg	13,248	7.2%	Oct-31
Northside Mall	12,000	0.1%	Nov-35

Total	306,975	4.6%
Debt (discount) or premium	1,390

Mortgage notes, net	$308,365

(1) Includes a mortgage note at our Park West Place property, which bears interest at LIBOR plus 2.25%. However, the Company has executed two interest rate swaps equal to the principal balance, which effectively fix the interest rate at 3.66% for the duration of the term. Amount excludes debt discount or premium.

(2) Includes the Northside Plaza redevelopment revenue bonds to be used for the redevelopment of this property, a construction loan at our Red Rock Commons property, the mortgage note at our Park West Place Property and our unsecured revolving credit facility. The revenue bonds are priced off the SIFMA index and reset weekly (the rate as of September 30, 2013 was 0.08%). The revenue bonds are secured by a $12.1 million letter of credit issued by the Company from the Company’s credit facility. The interest rate on the construction loan bears interest at LIBOR plus 1.65% to 2.25% (rate as of September 30, 2013 was 1.84%).

(3) Includes monthly payments on outstanding principal as well as principal due at maturity.

(4) The Park West Place mortgage note matures in December 2013, but may be extended for an additional year at the Company’s election, through December 2014, after satisfying certain conditions and payment of an extension fee. Contractual Interest Rate includes the effect of interest rate swaps.

(5) The Red Rock construction loan matures in March 2014, but may be extended for an additional year at the Company’s election, through March 2015, after satisfying certain conditions and payment of an extension fee.

(6) Reflects the amount outstanding on the unsecured revolving credit facility at quarter end. The credit facility was amended on October 8, 2013, increasing the borrowing capacity to $300.0 million, reducing the interest rate and extending the maturity date to April 6, 2018.

(7) The West Broad Village mortgage was refinanced in April 2013 at a fixed rate of 3.3%, which also extended the maturity date through May 2020 (approximately $10.3 million of the outstanding balance at March 31, 2013 was prepaid in connection with the refinancing).

Common and Preferred Stock Data

For the Period Ended September 30, 2013

(In thousands, except per share data)

	Three Months Ended September 30, 2013	Three Months Ended June 30, 2013	Three Months Ended March 31, 2013	Three Months Ended December 31, 2012
Earning per share - share data
Weighted average common shares outstanding - diluted	47,669	47,150	45,352	40,830

Diluted common shares - EPS	47,669	47,150	45,352	40,830

Funds from operations - share data
Weighted average common shares outstanding	47,497	47,150	45,352	40,830
Weighted average OP units outstanding	1,225	1,225	1,241	1,272
Weighted average restricted stock outstanding	172	213	234	254
Dilutive effect of contingent consideration related to business combinations	-	-	-	20
Dilutive effect of LTIP restricted stock outstanding	-	-	190	-

Total potential dilutive common shares	48,894	48,588	47,017	42,376

Total common shares (including restricted stock) outstanding	48,173	48,026	47,033	44,906
Total OP units outstanding	1,225	1,225	1,225	1,245
Total Series A convertible preferred shares oustanding	2,000	2,000	2,000	2,000
Total Series B preferred shares outstanding	3,680	3,680	3,680	3,680

Common share data
High closing share price	$13.92	$15.23	$13.82	$12.91
Low closing share price	$11.51	$12.12	$12.34	$11.38
Average closing share price	$12.61	$14.08	$12.89	$12.15
Closing price at end of period	$12.00	$12.81	$13.65	$12.67
Dividends per share - annualized	$0.68	$0.68	$0.68	$0.65
Dividend yield (based on closing share price at end of period)	5.7%	5.3%	5.0%	5.1%

Dividends per share
Common stock (EXL)	$0.1700	$0.1700	$0.1700	$0.1625
Series A Convertible Perpetual Preferred stock	$0.4375	$0.4375	$0.4375	$0.4375
Series B Preferred stock	$0.5078	$0.5078	$0.5078	$0.5078

Acquisitions & Developments

For Fiscal Year 2013

(Dollars in thousands, except price per square foot)

Acquisition Property Name	City	State	Year Built (1)	Total GLA (2)	Acquisition Date	Price Sq. Ft.	Initial Cost Basis (3)	Major Tenants
Tracy Pavilion	Tracy	CA	2006	162,463	1/24/2013	$189	$30,738	Marshalls, Ross, PetSmart, Staples, Ulta
Stadium Center	Manteca	CA	2006	160,726	7/1/2013	$256	$41,150	Ross, Jo-Ann, Office Max, Old Navy, Costco (non-owned) and Kohl’s (non-owned)
League City Town Center	League City (Houston)	TX	2008	194,736	8/1/2013	$203	$39,500	Ross, TJ Maxx, Michael’s, PetSmart, Staples, SuperTarget (non-owned) and Home Depot (non-owned)
The Promenade - Living Spaces	Scottsdale	CA	1999	133,120	8/27/2013	$120	$16,000	Living Spaces

Total				651,045		$196	$127,388

Developments Under Construction	City	State	Estimated Opening Date(4)	GLA to be Constructed	Land(5)	Improvements	Total Carrying Amount(6)	Remaining Estimated Cost to Complete	% GLA Leased / Committed(7)	Major Tenants
Chimney Rock - Phase II	Odessa	TX	TBD	149,517	$2,030	$2,685	$4,715	$10,210	38%	Jo-Ann
Red Rock Commons	St. George	UT	Q2 2014	20,444	$-	$875	$875	$2,367	69%	Café Rio
Park West Place	Stockon	CA	Q2 2014	5,500	$-	$473	$473	$395	68%	Sally Beauty

Total				175,461	$2,030	$4,033	$6,063	$12,972

Future Developments / Land	City	State	Estimated GLA to be Constructed / Land	Estimated Start Date	Estimated Project Cost	Projected Use
Plaza at Rockwall - Phase III	Rockwall	TX	22,700	Q4 2013	$2,248	Additional shop space
Park West Place	Stockton	CA	9,700	TBD	NA	Additional shop space
Shops at Foxwood	Ocala	FL	1.0 acres	TBD	NA	Additional land to be sold or developed
Chimney Rock	Odessa	TX	4.2 acres	TBD	NA	Additional land to be sold or developed
West Broad Village	Richmond	VA	2.2 acres	TBD	NA	Additional land to be sold or developed

(1) Year built represents the year in which construction was completed.

(2) Total GLA represents total gross leasable area owned by the Company at the property (includes GLA of buildings on ground lease).

(3) The initial cost basis is subject to change based on the final property valuation and may differ from amounts reported in prior periods.

(4) Opening Date represents the date at which the Company estimates that the majority of the gross leasable area will be open for business. A property is reclassified from development to the operating portfolio at the earlier of (i) 85.0% occupancy or (ii) one year from completion and delivery of the space.

(5) The Company has not allocated a separate value to land parcels at certain properties for developments that represent only a small portion of the overall property.

(6) Total Carrying Amount includes land value (where applicable), whereas Construction In Progress (CIP) values for development properties as listed in the Company’s SEC filings excludes land values.

(7) Includes square footage of buildings leased to tenants (including square footage of buildings on outparcels owned by the Company and ground leased to tenants) as well as signed non-binding letters of intent as of October 2013.

Portfolio Summary (Consolidated)

For the Period Ended September 30, 2013

(Dollars in thousands, except price per square foot)

Property Name	City	State	Year Built(1)	Total GLA(2)	Acquisition Date	Price Sq. Ft.	Initial Cost Basis	Percent Leased 9/30/2013	Percent Leased 6/30/2013	Major Tenants
Operating Portfolio
West Broad Village(3)	Richmond	VA	2009	396,975	10/19/2012	$257	$170,200	78.8%	76.3%	Whole Foods, REI, HomeGoods, Dave & Buster’s, South University
The Promenade(4)	Scottsdale	AZ	1999	566,663	7/11/2011	$222	$126,000	94.0%	97.2%	Nordstrom Rack, Trader Joe’s, OfficeMax, PetSmart, Old Navy, Michael’s, Stein Mart, Cost Plus, Living Spaces, Lowe’s (non-owned)
Park West Place	Stockton	CA	2005	600,562	12/14/2010	$154	$92,500	99.6%	99.6%	Lowe’s, Kohl’s, Sports Authority, Jo-Ann, Ross, PetSmart, Office Depot, Target (non-owned)
Gilroy Crossing	Gilroy	CA	2004	325,431	4/5/2011	$210	$68,400	98.7%	98.1%	Kohl’s, Ross, Michaels, Bed Bath & Beyond, Target (non-owned)
Promenade Corporate Center	Scottsdale	AZ	2004	256,182	1/23/2012	$207	$53,000	78.9%	83.6%	Fitch, Healthcare Trust of America, Regus, Meridian Bank
Plaza at Rockwall	Rockwall	TX	2007/2012	432,131	6/29/2010	$118	$50,800	98.4%	98.4%	Best Buy, Dick’s, Staples, Ulta, JC Penney, Belk, HomeGoods, Jo-Ann
Brandywine Crossing	Washington Metro (Brandywine)	MD	2009	198,384	10/1/2010	$224	$44,500	96.1%	97.1%	Safeway, Marshalls, Jo-Ann, Target (non-owned), Costco (non-owned)
Lake Pleasant Pavilion	Phoenix (Peoria)	AZ	2007	178,376	5/16/2012	$234	$41,800	88.4%	94.5%	Target (non-owned), Marshalls, Bed Bath & Beyond, BevMo!, Tilly’s, Kirkland’s, The Dress Barn
Stadium Center	Manteca	CA	2006	160,726	7/1/2013	$256	$41,150	96.3%	n/a	Ross, Jo-Ann, Office Max, Old Navy, Costco (non-owned) and Kohl’s (non-owned)
Dellagio	Orlando	FL	2009	123,198	10/19/2012	$325	$40,100	93.3%	90.6%	Flemings, Fifth Third Bank
League City Town Center	League City (Houston)	TX	2008	194,736	8/1/2013	$203	$39,500	100.0%	n/a	Ross, TJ Maxx, Michael’s, PetSmart, Staples, SuperTarget (non-owned) and Home Depot (non-owned)
Vestavia Hills City Center	Birmingham (Vestavia Hills)	AL	2002	391,899	8/30/2010	$89	$34,900	82.2%	82.2%	Publix, Dollar Tree, Stein Mart, Rave Motion Pictures
The Crossings of Spring Hill	Nashville (Spring Hill)	TN	2008	219,842	12/19/2011	$141	$31,000	98.0%	96.9%	SuperTarget (non-owned), Kohl’s (non-owned), PetSmart, Ross, Bed Bath & Beyond
Tracy Pavilion	Tracy	CA	2006	162,463	1/24/2013	$189	$30,738	91.4%	92.4%	Marshalls, Ross, PetSmart, Staples, Ulta
Red Rock Commons	St. George	UT	2012	118,593	**	$242	$28,700	100.0%	100.0%	Dick’s, PetSmart, Old Navy, Gap Outlet, Ulta
Edwards Theatres	San Diego (San Marcos)	CA	1999	100,551	3/11/2011	$261	$26,200	100.0%	100.0%	Edwards Theatres (a subsidiary of Regal Cinemas)
Rosewick Crossing	Washington Metro (La Plata)	MD	2008	115,972	10/1/2010	$215	$24,900	85.2%	85.2%	Giant Food, Lowe’s (non-owned)
EastChase Market Center	Montgomery	AL	2008	181,431	2/17/2012	$136	$24,700	98.9%	97.4%	Dick’s, Jo-Ann, Bed Bath & Beyond, Michaels, Old Navy, Costco (non-owned)
Chimney Rock	Odessa	TX	2012	151,339	8/30/2012	$157	$23,800	97.8%	97.8%	Academy Sports, Best Buy, Marshalls, Kirkland’s, Ulta
Excel Centre	San Diego	CA	1999	82,157	**	$288	$23,700	86.8%	85.3%	Kaiser Permanente, Excel Trust, UBS
5000 South Hulen	Fort Worth	TX	2005	86,833	5/12/2010	$252	$21,900	94.9%	94.9%	Barnes & Noble, Old Navy
Lowe’s	Shippensburg	PA	2008	171,069	6/22/2010	$103	$17,600	100.0%	100.0%	Lowe’s
Anthem Highlands	Las Vegas (Henderson)	NV	2006	118,763	12/1/2011	$147	$17,500	89.2%	86.9%	Albertsons, CVS, Wells Fargo, Bank of America
Pavilion Crossing	Brandon	FL	2012	68,400	10/1/2012	$192	$13,100	96.2%	94.4%	Publix
Shops at Foxwood	Ocala	FL	2010	78,660	10/19/2010	$160	$12,600	90.8%	90.8%	Publix, McDonald’s (non-owned)
Northside Plaza	Dothan	AL	2010	171,670	11/15/2010	$70	$12,400	94.8%	94.8%	Publix, Hobby Lobby, Books A Million
Meadow Ridge Plaza	Orlando	FL	2007	45,199	10/19/2012	$215	$9,700	88.9%	86.1%	Fifth Third Bank
Shoppes of Belmere	Orlando	FL	2008	26,502	10/19/2012	$366	$9,700	100.0%	100.0%	CVS
Lake Burden Shoppes	Orlando	FL	2008	20,598	10/19/2012	$413	$8,500	100.0%	100.0%	Walgreens
Five Forks Place	Simpsonville	SC	2002	61,191	**	$127	$7,800	98.0%	98.0%	Publix
Mariner’s Point	St. Marys	GA	2001	45,215	7/20/2010	$146	$6,600	91.2%	95.6%	Shoe Show, Super Wal-Mart (non-owned)
Newport Towne Center	Newport	TN	2006	60,100	**	$108	$6,500	98.0%	94.3%	Stage Stores (DBA Goody’s), Dollar Tree, Super Wal-Mart (non-owned)
Merchant Central	Milledgeville	GA	2004	45,013	6/30/2010	$136	$6,100	89.2%	83.9%	Dollar Tree, Super Wal-Mart (non-owned)
Total Operating Portfolio	Total			5,956,824		$184	$1,166,588	93.2%	93.1%

Developments Under Construction	City	State	Estimated Opening Date(5)	GLA to be Constructed	Land Value(6)	Improvements	Total Carrying Amount (7)	% GLA Leased / Committed (8)	% GLA Leased / Committed(8)	Major Tenants
Chimney Rock - Phase II	Odessa	TX	TBD	149,517	2,030	2,685	$4,715	38%	33%	Jo-Ann
Red Rock Commons	St. George	UT	Q2 2014	20,444	0	875	$875	69%	n/a	Café Rio
Park West Place	Stockon	CA	Q2 2014	5,500	0	473	$473	68%	45%	Sally Beauty
	Total			175,461	2,030	4,033	$6,063
	Total Portfolio (7)			6,132,285			$1,172,651

** Acquired from Predecessor as part of the Company’s formation transactions.

(1) Year built represents the year in which construction was completed.

(2) Total GLA represents total gross leasable area owned by the Company at the property (includes GLA of buildings on ground lease).

(3) The West Broad Village property is a mixed use shopping center that includes retail, office and 339 apartment units on the upper levels of the shopping center. However, the property’s total GLA listed herein excludes square footage of the apartments. As such, the approximate initial cost basis of the apartments of $68 million has been deducted from the price per square foot calculation.

(4) Includes an additional land parcel acquired in August 2013 with an initial cost basis of approximately $16.0 million.

(5) Opening Date represents the date at which the Company estimates that the majority of the gross leasable area will be open for business. A property is reclassified from development to the operating portfolio at the earlier of (i) 85.0% occupancy or (ii) one year from completion and delivery of the space.

(6) The Company has not allocated a separate value to land parcels at certain properties for developments that represent only a small portion of the overall property.

(7) Total Carrying Amount includes land value (where applicable), whereas Construction In Progress (CIP) values for development properties as listed in the Company’s SEC filings excludes land values.

(8) Includes square footage of buildings leased to tenants (including square footage of buildings on outparcels owned by the Company and ground leased to tenants) as well as signed non-binding letters of intent as of October 2013.

Summary of Retail Leasing Activity (Consolidated)

For the Period Ended September 30, 2013

	Number of Leases(1)	GLA	Weighted Average- New Lease Rate(2)	Weighted Average- Prior Lease Rate(2)	Percentage Increase or (Decrease)	Tenant Improvement Allowance per Sq. Ft.

Comparable Leases
New leases(3)	5	19,429	$13.90	$12.88	7.9%	$3.05
Renewals/Options	24	90,395	19.74	18.73	5.4%	0.06

Total: Comparable Leases	29	109,824	$18.71	$17.69	5.7%	$0.58

Non-Comparable Leases
Operating portfolio	8	20,970	$20.22	n/a	n/a	$33.67
Development	7	25,278	20.12	n/a	n/a	22.84

Total: Non-Comparable Leases	15	46,248	$20.17	n/a	n/a	$27.75

Total Leasing Activity	44	156,072	$19.14	n/a	n/a	$8.63

(1) Excludes month-to-month leases and leases involving office GLA.

(2) Lease rate represents final cash rent from the previous lease and the initial cash rent from the new lease and excludes the impact of changes in lease rates during the term.

(3) Represents leases signed on spaces for which there was a tenant within the last 12 months. Excludes leases signed at development properties.

Same Property Analysis

For the Period Ended September 30, 2013

(In thousands, except per share amounts)

	Three Months Ended September 30, 2013	Three Months Ended September 30, 2012	Percentage Change	Nine Months Ended September 30, 2013	Nine Months Ended September 30, 2012	Percentage Change
Same Property Portfolio (1)

Number of properties	23	23		19	19
Rentable square feet	4,473,563	4,473,563		3,537,008	3,537,008
Percent leased	93.8%	94.6%	-0.9%	94.6%	94.7%	-0.1%

Percentage of total operating portfolio	75.1%	93.3%		59.4%	73.7%
Rental revenue	$16,533	$16,246	1.8%	$40,722	$40,804	-0.1%
Tenant recoveries	3,811	3,925	-2.9%	9,979	9,351	6.7%
Other income	56	89	-37.1%	60	86	-30.2%

Total revenues	$20,400	$20,260	0.7%	$50,811	$50,241	1.1%
Maintenance and repairs	1,342	1,351	-0.7%	3,061	3,180	-3.7%
Real estate taxes	2,645	2,454	7.8%	6,212	5,858	6.0%
Management fees	445	433	2.8%	1,062	1,029	3.2%
Other operating expenses	1,231	956	28.8%	2,226	2,168	2.7%

Total expenses	5,663	5,194	9.0%	12,561	12,235	2.7%

Same property - net operating income (GAAP basis)	$14,737	$15,066	-2.2%	$38,250	$38,006	0.6%

Less: straight line rents, fair-value lease revenue, lease incentive revenue	64	(304)	-121.1%	(551)	(1,378)	-60.0%
Same property - net operating income (cash basis)	$14,801	$14,762	0.3%	$37,699	$36,628	2.9%

(1)	Includes all properties purchased prior to July 1, 2012, including the Plaza at Rockwall property (a portion of which was under development through Q2 2012) for the three months ended September 30, 2013. Includes all properties purchased prior to January 1, 2012, for the nine months ended September 30, 2013. Excludes our La Costa Town Center property, which was contributed to a joint venture in September 2012.

Major Tenants By GLA (Consolidated)

For the Period Ended September 30, 2013

(Dollars in thousands, except rent per square foot)

Total GLA-Operating Portfolio(1)			5,956,824

	Tenants	# Stores	Square Feet	% of Total GLA

1	Lowe’s	2	325,863	5.5%
2	Publix	5	245,351	4.1%
3	Ross Dress For Less	7	201,168	3.4%
4	TJX Companies	7	194,207	3.3%
5	Kohl’s	2	176,656	3.0%
6	Dick’s Sporting Goods	3	140,018	2.4%
7	Jo-Ann	6	139,922	2.3%
8	Living Spaces(2)	1	133,120	2.2%
9	Bed Bath & Beyond	5	131,864	2.2%
10	PetSmart	7	131,691	2.2%

	Total Top 10 GLA	45	1,819,860	30.6%

Major Tenants By ABR (Consolidated)

Annualized Base Rent-Operating Portfolio (3)					$ 85,432

	Tenants	# Stores	Square Feet	Rent Per Sq. Ft.	ABR	% ABR

1	Publix	5	245,351	$11.15	$2,734	3.2%
2	Ross Dress For Less	7	201,168	$11.35	$2,283	2.7%
3	Lowe’s	2	325,863	$6.74	$2,195	2.6%
4	Edwards Theatres (Regal Cinemas)	1	100,551	$21.72	$2,184	2.6%
5	TJX Companies	7	194,207	$10.22	$1,984	2.3%
6	PetSmart	7	131,691	$14.66	$1,931	2.3%
7	Dick’s Sporting Goods	3	140,018	$12.69	$1,776	2.1%
8	Kaiser Permanente	1	38,432	$42.99	$1,652	1.9%
9	Jo-Ann	6	139,922	$11.37	$1,591	1.9%
10	Bed Bath & Beyond	5	131,864	$10.93	$1,441	1.7%

	Total Top 10 Annualized Rent	44	1,649,067	$11.99	$19,771	23.1%

(1) Includes gross leasable area associated with buildings on ground lease.

(2) Living Spaces is sub-leasing the building from Sears.

(3) Annualized Base Rent does not include rental revenue from multi-family properties and is further described on the Definitions page.

Expiration Schedule (Consolidated)

For the Period Ended September 30, 2013

(Dollars in thousands, except rent per square foot)	9/30/2013	6/30/2013

Total GLA - Operating Portfolio	5,956,824	5,640,937
Total GLA Occupied - Operating Portfolio	5,492,013	5,172,080

% Occupied	92.2%	91.7%

Total GLA - Operating Portfolio	5,956,824	5,640,937
Total GLA Leased - Operating Portfolio	5,554,498	5,253,165

% Leased	93.2%	93.1%

Retail GLA - Operating Portfolio(1)	5,618,485	5,302,598
Retail GLA Occupied - Operating Portfolio	5,218,600	4,897,222

% Occupied	92.9%	92.4%

Retail GLA - Operating Portfolio(1)	5,618,485	5,302,598
Retail GLA Leased - Operating Portfolio	5,281,085	4,968,808

% Leased	94.0%	93.7%

Total Retail Anchor GLA % Leased - Operating Portfolio	99.4%	99.6%
Total Retail Inline GLA % Leased - Operating Portfolio	83.8%	82.7%

Same Property GLA % Leased (Sequential) - Operating Portfolio(2)	92.8%	93.0%

	Occupied Retail GLA	% of Occupied Retail GLA	Total Occupied Retail ABR	% of Total Occupied Retail ABR
Occupied Retail Anchor GLA(3)	3,629,154	69.5%	$41,522	52.4%
Occupied Retail Inline GLA(3)	1,589,446	30.5%	37,740	47.6%

Total Occupied Retail GLA	5,218,600	100.0%	$79,262	100.0%

Year		Anchor GLA Expiring	% of Total Retail GLA	Anchor Rent Per Sq. Ft.	Inline GLA Expiring	% of Total Retail GLA	Inline Rent Per Sq. Ft.	Total Occupied Retail GLA Expiring	% of Total Retail GLA	Total Occupied Retail ABR Expiring	% of Total Retail ABR	Average Rent Per Sq. Ft.

2013	(4)	13,916	0.3%	$12.15	53,129	1.0%	$22.31	67,045	1.3%	$1,354	1.7%	$20.20
2014		110,579	2.1%	$13.60	218,624	4.2%	$22.50	329,203	6.3%	$6,422	8.1%	19.51
2015		448,563	8.6%	$13.52	224,505	4.3%	$22.91	673,068	12.9%	$11,209	14.1%	16.65
2016		184,021	3.5%	$9.39	204,744	3.9%	$24.10	388,765	7.4%	$6,662	8.4%	17.14
2017		51,839	1.0%	$14.21	203,394	3.9%	$23.25	255,233	4.9%	$5,464	6.9%	21.41
2018		318,514	6.1%	$13.97	168,859	3.2%	$23.40	487,373	9.3%	$8,400	10.6%	17.24
2019		461,499	8.8%	$13.80	126,900	2.4%	$23.31	588,399	11.3%	$9,326	11.8%	15.85
2020		174,498	3.3%	$18.32	75,088	1.4%	$24.91	249,586	4.8%	$5,067	6.4%	20.30
2021		96,163	1.8%	$4.68	72,852	1.4%	$18.62	169,015	3.2%	$1,806	2.3%	10.69
2022		312,047	6.0%	$12.49	56,383	1.1%	$20.17	368,430	7.1%	$5,035	6.4%	13.67
Beyond 2022		1,457,515	27.9%	$8.91	184,968	3.5%	$29.59	1,642,483	31.5%	$18,517	23.4%	11.27

Total		3,629,154	69.5%	$11.45	1,589,446	30.5%	$23.69	5,218,600	100.0%	$79,262	100.0%	$15.19

(1) Retail figures exclude the Excel Centre and Promenade Corporate Center office properties.

(2) Same property GLA % leased (sequential) excludes any properties that were reclassified to the operating portfolio, acquired or disposed of during the current quarter.

(3) Anchor Tenants and Inline Tenants are described on the Definitions page.

(4) Includes month-to-month leases and ground leases, but excludes percentage rent.

Unconsolidated Investments

For the Period Ended September 30, 2013

(Dollars in thousands)

						Financial Information			Leasing Information
Investment Partner	Formation/Acquisition Date	Property	City	State	Total GLA(1)	Total Assets	Total Debt	Ownership Interest	Percent Leased	ABR

GEM	September 7, 2012	La Costa Town Center	Carlsbad	CA	121,185	$25,139	$14,100	20%	68.0%	$1,595
MDC	October 19, 2012	The Fountains at Bay Hill	Orlando	FL	103,767	$40,452	$23,535	50%	100.0%	$3,088

(1) Total GLA represents total gross leasable area owned by the Company at the property (includes GLA of buildings on ground lease).

Summary Financial Information:

Balance Sheet	September 30, 2013	Company Pro Rata	December 31, 2012	Company Pro Rata
Assets:
Investments in Real Estate	$60,551	$23,269	$61,156	$23,553
Cash & cash equivalents	370	184	224	111
Other assets	4,670	1,802	6,756	2,500

Total assets	$65,591	$25,255	$68,136	$26,164

Liabilities and members’ equity:
Mortgage notes payable and secured loan	$37,635	$14,588	$37,962	$14,751
Other liabilities	10,935	5,180	12,300	5,566
Members’ equity	17,021	5,487	17,874	5,847

Total liabilities and equity	$65,591	$25,255	$68,136	$26,164

Company’s investment in unconsolidated entities		$8,371		$8,654

Income Statement(2)	Three Months Ended September 30, 2013	Company Pro Rata	Nine Months Ended September 30, 2013	Company Pro Rata
Total revenues	$1,408	$575	$5,514	$1,952

Expenses:
Property operating expenses	304	108	968	329
General and administrative	118	24	495	102
Depreciation and amortization	695	272	2,998	1,055

Total expenses	1,117	404	4,461	1,486

Interest expense	(485)	(159)	(1,455)	(479)

Net income (loss)	$(194)	$12	$(402)	$(13)

Company’s loss from equity in unconsolidated entities		$12		$(13)

(2) Represents results since the formation of the La Costa joint-venture partnership on September 7, 2012 and the purchase of the Fountains at Bay Hill property on October 19, 2012.

Unconsolidated Debt:

La Costa Town Center	September 30, 2013
Proportionate share of debt:	$2,820
Maturity date:	October 1, 2014
Current interest rate:	5.9%

Fountains at Bay Hill:	September 30, 2013
Proportionate share of debt:	$11,768
Maturity date:	April 2, 2015
Current interest rate:	3.4%

19

Definitions

Adjusted Funds From Operations (AFFO): Adjusted Funds From Operations (AFFO) is a non-GAAP financial measure we believe is a useful supplemental measure of our performance. We compute AFFO by adding to FFO the non-cash compensation expense, amortization of prepaid financing costs and non-recurring transaction costs, and other one-time items, then subtracting straight-line rents, amortization of above and below market leases and non-incremental capital expenditures. Our computation may differ from the methodology for calculating AFFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. AFFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.

Anchor Tenant: A tenant who occupies 10,000 square feet or more.

Annualized Base Rent: Annualized Base Rent is obtained by annualizing the cash rental rate (excluding reimbursements and percentage rent) for the final month of a reporting period. Annualized Base Rent does not include rental revenue from multi-family properties.

EBITDA: Earnings (excluding preferred stock dividends) before interest, taxes, depreciation and amortization.

Funds From Operations (FFO): Excel Trust considers FFO an important supplemental measure of its operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year-over-year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income.

Excel Trust computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT. As defined by NAREIT, FFO represents net income (loss) (computed in accordance with generally accepted accounting principles, or GAAP), excluding real estate-related depreciation and amortization, impairment charges and net gains (losses) on the disposition of real estate assets and after adjustments for unconsolidated partnerships and joint ventures. Excel Trust’s computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) replacement or expansion, debt (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.

Inline Tenant: Any tenant who does not qualify as an anchor tenant.

Leased: A space is considered leased when both Excel Trust and the tenant have executed the lease agreement.

Occupied: A space is considered occupied when the tenant has access to the space and revenue recognition has commenced (includes month-to-month tenants). If a tenant has vacated a space and Excel Trust has agreed to terminate the lease, the space is considered unoccupied as of the date of execution of the amended lease agreement.